SEE RESTRICTIVE LEGEND ON REVERSE SIDE

                  INCORPORATED UNDER THE LAWS OF
                             DELAWARE

No. ****                                              Shares ****

              PERMA-FIX ENVIRONMENTAL SERVICES, INC.

           SERIES 9 CLASS I CONVERTIBLE PREFERRED STOCK
                    Par Value $.001 Per Share

THIS CERTIFIES THAT - - S P E C I M E N - - is the owner of **** *************** (******) shares of Series 9 Class I Convertible Preferred Stock of
              Perma-Fix Environmental Services, Inc.
transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation this ____ day of ________, 1998.


_____________________________      ______________________________
                   Secretary                            President

                        SHARES $.001 EACH

     THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THIS COMMON STOCK MAY NOT BE OFFERED, SOLD, PLEDGED HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AND QUALIFICATION IN EFFECT WITH RESPECT THERETO UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAW OR WITHOUT THE PRIOR WRITTEN CONSENT OF PERMA-FIX ENVIRONMENTAL SERVICES, INC. AND AN OPINION OF PERMA-FIX ENVIRONMENTAL SERVICES, INC.'S COUNSEL, OR AN OPINION FROM COUNSEL FOR THE HOLDER HEREOF, WHICH OPINION IS SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.
     NOTWITHSTANDING THE FOREGOING, THESE SHARES OF COMMON STOCK ARE ALSO SUBJECT TO THE REGISTRATION RIGHTS SET FORTH IN THAT CERTAIN EXCHANGE AGREEMENT BY AND BETWEEN THE HOLDER HEREOF AND THE COMPANY, TO BE CONSIDERED EFFECTIVE AS OF FEBRUARY 28, 1998, A COPY OF WHICH IS ON FILE AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE.

                       *******************
                           CERTIFICATE
                               FOR
                               ****
                              SHARES
                              of the
                          CAPITAL STOCK
                                of
              Perma-Fix Environmental Services, Inc.

           Series 9 Class I Convertible Preferred Stock
                    Par Value $.001 Per Share

                            ISSUED TO
                    **** S P E C I M E N ****

                              DATED
                        ___________, 1998
                       ********************


     For Value Received, __________ hereby sell, assign and transfer unto __________________________________________________
___________________ Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________ to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

     Dated __________________, 19______.

     In presence of ________________________________________